Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 15:	SUBSEQUENT EVENTS

a.	On February 3, 2026, the Company entered into a non-binding memorandum of understanding (the “MOU”) with Arrow Aviation Ltd. (“Arrow Aviation”). Under the terms of the MOU, the Company intends to acquire a 51% stake in Arrow Aviation on a fully diluted basis through a cash investment of NIS 18,000,000 (approximately $5,800). The transaction contemplated under the MOU also includes ancillary arrangements, including: (i) the transfer of a Hawker 800 aircraft valued at $3,500 to Arrow Aviation by a third party, in exchange for a convertible note to be issued by the Company; (ii) issuance of convertible notes by the Company to current Arrow Aviation shareholders, in condition for such shareholders’ irrevocable waiver of payments under shareholder loans or other indebtedness owed by Arrow Aviation to such shareholders; and (iii) a mutual call and put options on the remaining 49% of Arrow Aviation’s shares, exercisable after two years, based on agreed valuation multiples tied to financial metrics.

b.	On February 28, 2026, after the reporting date, “The Lion’s Roar Operation” (the “Operation”) commenced, a joint military operation by the United States and Israel involving attacks in Iran. In response, Iran launched ballistic missiles and unmanned aerial vehicles (UAVs) toward Israel and certain states in the Persian Gulf region. These events have resulted in civilian casualties and property damage in Israel. Additionally, Hezbollah, a terrorist organization in Lebanon, joined the attacks against Israel and Israel has started military operations in Lebanon.

Following the commencement of the Operation, Israel’s Home Front Command announced a “special home front situation” and updated safety guidelines that include, among other measures, restrictions on passenger flights, limitations on gatherings, broad reserve recruitment, and temporary closure of certain businesses, which has contributed to a partial reduction in economic activity.

Subject to the continuation and/or escalation of the Operation, and given its adverse impact on economic conditions in Israel, management expects the Operation to have a negative effect on the Company. Because this is an ongoing event and there is uncertainty regarding its duration, nature, and scope, management is unable to reasonably estimate the extent of the impact at this time.